Exhibit 10.5
                                                                    ------------
                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) or any subsequent filings on Schedule 13G (including amendments thereto) with respect to the Common Stock, $.001 par value ("Common Stock"), of Source Media, Inc., a Delaware corporation, and that this Joint Filing Agreement (this "Agreement") be included as an Exhibit to such joint filing.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this __th day of January, 2000.

                                            Insight Interactive, LLC



                                            BY:   Insight communications
                                                  company, inc., its sole member


                                            By:   /s/Kim D. Kelly
                                                  ------------------------------
                                                  Kim D. Kelly
                                                  Executive Vice President,
                                                  Chief Operating and Financial
                                                  Officer and Secretary


                                            INSIGHT COMMUNICATIONS COMPANY, INC.


                                            By:  /s/Kim D. Kelly
                                                 -------------------------------
                                                 Kim D. Kelly
                                                 Executive Vice President, Chief
                                                 Operating and Financial Officer
                                                 and Secretary